UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   October 19, 2004

Electronic Data Systems Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

01-11779	75-2548221

(Commission File Number)	(IRS Employer Identification No.)

5400 Legacy Drive, Plano, Texas	75024

(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

On October 19, 2004, A.T. Kearney, Inc., a subsidiary of the registrant, entered into a letter agreement with Heinz L. ("Henner") Klein regarding the terms of Mr. Klein's employment as Chief Executive Officer of A.T. Kearney, Inc.  A copy of such letter agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)        The following exhibit is furnished as part of this Current Report on Form 8-K:

10.1	Letter agreement between A.T. Kearney, Inc. and Heinz L. ("Henner") Klein dated October 19, 2004 regarding the terms of Mr. Klein's employment as Chief Executive Officer of A.T. Kearney, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

October 22, 2004                                                                                                      By:   /s/ BRUCE N. HAWTHORNE

                                                                                                                                           Bruce N. Hawthorne, Executive Vice
                                                                                                                                           President and Secretary

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